UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

THREE MEMORIAL CITY PLAZA
840 GESSNER ROAD, SUITE 1400
HOUSTON, Texas 77024
(Address of principal executive office)

(281) 589-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Devon Third Supplemental Indenture and New Devon Notes” is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Devon Third Supplemental Indenture and New Devon Notes” is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Exchange Offers and Consent Solicitations

On June 25, 2026, Devon Energy Corporation (“Devon”) completed the settlement (the “Settlement”) of Existing Coterra Notes (as defined below) as part of its previously announced private offers to eligible holders to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes issued by Coterra Energy Inc., a wholly owned subsidiary of Devon (“Coterra”), as set forth in the table below (the “Existing Coterra Notes”) for (1) new notes issued by Devon and (2) cash. The Exchange Offers and related previously completed consent solicitations were made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of May 22, 2026 (as amended by the press release issued on June 8, 2026). The Exchange Offers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The Existing Coterra Notes accepted in the Exchange Offers were retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Existing Coterra Notes set forth below remain outstanding.

Title of Series of Existing Coterra Notes	Aggregate Principal Amount Tendered and Accepted at Settlement	Aggregate Principal Amount Outstanding Following Settlement
3.90% Senior Notes due 2027	$585,855,000	$101,362,000
3.90% Senior Notes due 2027(1)	$41,244,000	$21,474,000
4.375% Senior Notes due 2029	$385,960,000	$47,211,000
4.375% Senior Notes due 2029(1)	$61,594,000	$5,218,000
5.60% Senior Notes due 2034	$465,815,000	$34,185,000
5.40% Senior Notes due 2035	$671,688,000	$78,312,000
5.90% Senior Notes due 2055	$734,180,000	$15,820,000

(1)	Represents senior notes issued by Coterra Energy Operating Co., an indirect wholly owned subsidiary of Devon previously known as Cimarex Energy Co.

Devon Third Supplemental Indenture and New Devon Notes

In connection with the Settlement, on June 25, 2026, Devon issued:

(i)	$627,099,000 aggregate principal amount of 3.90% Senior Notes due 2027 (the “New Devon 2027 Notes”);

(ii)	$447,554,000 aggregate principal amount of 4.375% Senior Notes due 2029 (the “New Devon 2029 Notes”);

(iii)	$465,815,000 aggregate principal amount of 5.60% Senior Notes due 2034 (the “New Devon 2034 Notes”);

(iv)	$671,688,000 aggregate principal amount of 5.40% Senior Notes due 2035 (the “New Devon 2035 Notes”); and

(v)

$734,180,000 aggregate principal amount of 5.90% Senior Notes due 2055 (the “New Devon 2055 Notes” and, together with the New Devon 2027 Notes, the New Devon 2029 Notes, the New Devon 2034 Notes and the New Devon 2035 Notes, the “New Devon Notes”).

The New Devon Notes are governed by an indenture, dated as of August 28, 2024 (the “Base Indenture”), between Devon, as issuer, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of June 25, 2026 (the “Third Supplemental Indenture”), between Devon and the Trustee.

The New Devon Notes will be general unsecured obligations of Devon and will rank equally with all of Devon’s other unsecured and unsubordinated debt obligations from time to time outstanding.

The interest rate and maturity date for each series of New Devon Notes is as follows:

(i)	The New Devon 2027 Notes will bear interest at a rate of 3.90% per annum and will mature on May 15, 2027;

(ii)	The New Devon 2029 Notes will bear interest at a rate of 4.375% per annum and will mature on March 15, 2029;

(iii)	The New Devon 2034 Notes will bear interest at a rate of 5.60% per annum and will mature on March 15, 2034;

(iv)	The New Devon 2035 Notes will bear interest at a rate of 5.40% per annum and will mature on February 15, 2035; and

(v)	The New Devon 2055 Notes will bear interest at a rate of 5.90% per annum and will mature on February 15, 2055.

The foregoing summaries of the Base Indenture, the Third Supplemental Indenture and the New Devon Notes do not purport to be complete and each is qualified in its entirety by reference to the applicable full text of (i) the Base Indenture attached as Exhibit 4.1 hereto; (ii) the Third Supplemental Indenture attached as Exhibit 4.2 hereto; and (iii) the forms of the New Devon Notes attached as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7 hereto, the terms of which are, in each case, incorporated herein by reference.

Registration Rights Agreement

On June 25, 2026, in connection with the Settlement, Devon, Wells Fargo Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as dealer managers, entered into a registration rights agreement with respect to the New Devon Notes (the “Registration Rights Agreement”). Devon agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the New Devon Notes for new notes, with terms substantially identical in all material respects to such series of the New Devon Notes (except that the new notes will not be subject to restrictions on transfer or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act. Devon shall pay additional interest on the New Devon Notes of up to 1.0% under certain circumstances if, among other things, the exchange offers contemplated under the Registration Rights Agreement are not completed within 450 days after the day of the Settlement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.8 hereto, the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Name

4.1	Indenture, dated as of August 28, 2024, between Devon Energy Corporation and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of Devon Energy Corporation’s Form 8-K, filed August 28, 2024).

4.2	Third Supplemental Indenture, dated as of June 25, 2026, between Devon Energy Corporation and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 3.90% Notes due 2027 (included in Exhibit 4.2 of this Current Report on Form 8-K).

4.4	Form of 4.375% Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K).

4.5	Form of 5.60% Notes due 2034 (included in Exhibit 4.2 of this Current Report on Form 8-K).

4.6	Form of 5.40% Notes due 2035 (included in Exhibit 4.2 of this Current Report on Form 8-K).

4.7	Form of 5.90% Notes due 2055 (included in Exhibit 4.2 of this Current Report on Form 8-K).

4.8	Registration Rights Agreement, dated as of June 25, 2026, by and among Devon Energy Corporation, Wells Fargo Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Shannon E. Young III
Shannon E. Young III
Executive Vice President and Chief Financial Officer

Date: June 25, 2026